UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

First Potomac Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other	(Commission	(IRS Employer
jurisdiction
of incorporation)	File Number)	Identification No.)

7200 Wisconsin Avenue, Suite 310,	20814
Bethesda, MD

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code:	(301) 986-9200

The undersigned First Potomac Realty Trust (the “Registrant”), hereby amends the Registrant’s Current Report on Form 8-K dated February 18, 2003 by furnishing a revised Exhibit 99.1 hereto, which includes revised square footage data for several tenants presented in the Top 10 Tenant Listing included in that report. The balance of the original filing remains unchanged and is set forth below.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits
Exhibit Number	Description

99.1	Fourth Quarter 2003 Supplemental Financial Report
99.2	Press release dated February 18, 2004*

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*Previously filed

ITEM 12. Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibits attached hereto are being furnished by the Registrant pursuant to Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and twelve month periods ending December 31, 2003.

On February 18, 2004, the Registrant issued a press release describing its consolidated financial results for the quarter ended December 31, 2003 and made available supplemental information concerning the ownership, operations and portfolio of the Registrant as of December 31, 2003. A copy of the earnings press release and a copy of this supplemental information are furnished as Exhibit 99.2 and Exhibit 99.1, respectively, to this report on Form 8-K and are incorporated herein by reference.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 and 99.2) hereto, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

By:	/s/ Barry H. Bass
Name:	Barry Bass
Title:	Chief Financial Officer

Date: February 24, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Fourth Quarter 2003 Supplemental Financial Report
99.2	Press release dated February 18, 2004*

—
*Previously filed